UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21133

Clarion Investment Trust

(Exact name of registrant as specified in charter)

230 Park Avenue

New York, NY 10169

(Address of principal executive offices) (Zip code)

Daniel Heflin

Clarion Investment Trust

230 Park Avenue

New York, NY 10169

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-883-2500

Date of fiscal year end: October 31, 2008

Date of reporting period: October 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report(s) to Shareholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) is attached hereto.

ASIA / AUSTRALIA / CANADA / EUROPE / SOUTH AMERICA / UK / USA

ING CLARION CAPITAL
Clarion Total Return Fund

ANNUAL REPORT

OCTOBER 31, 2008

REAL ESTATE

ING

ANNUAL REPORT 2008  |  CLARION TOTAL RETURN FUND.

COVER PHOTO: 200 West End Avenue, New York, NY

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ANNUAL REPORT 2008  |  CLARION TOTAL RETURN FUND.

LETTER TO SHAREHOLDERS

December 2008

CLARION TOTAL RETURN FUND

Dear Shareholder,

Enclosed is the Annual Report for the Clarion Total Return Fund (the “Fund”). This report covers the period from November 1, 2007 through October 31, 2008. As of October 31, 2008 the net asset value of the Clarion Total Return Fund was $52,922,724, which included investments in 57 fixed income securities, with a net investment value of $61,582,074. The Fund also has $8,659,350 of liabilities, net of other assets. Performance information as of October 31, 2008 is presented below along with the performance for the benchmark for the Fund.

Annualized Return (as of October 31, 2008)	Trailing 1 Year	Trailing 5 Year	Since Fund Inception (1)
Clarion Total Return Fund	-36.87%	-6.78%	-4.09%
Barclays Capital Aggregate Bond Index (2)	0.31%	3.48%	4.05%

(1)	July 15, 2002
(2)	Formerly the Lehman Brothers Aggregate Bond Index

The compositional difference between the Fund and the Barclays Capital Aggregate Bond Index is the largest factor affecting the relative underperformance of the Fund. The portfolio of the Fund is comprised almost entirely of CMBS while over 70% of the Barclays Capital Aggregate Bond Index is comprised of Treasuries, Agency MBS pass-throughs and Agency debentures.

Over the course of the year, we have defensively migrated the portfolio higher up in the capital structure to the current average portfolio rating of AA. At the beginning of the fiscal year, BBB’s represented 46.9% of the CMBS portfolio. Given the historical BBB CMBS concentration of the portfolio, we have presented below comparative performance information for the BBB component of the Barclays Capital Investment Grade CMBS Index.

Annualized Return (as of October 31, 2008)	Trailing 1 Year	Trailing 5 Year	Since Fund Inception (1)
Clarion Total Return Fund	-36.87%	-6.78%	-4.09%
Barclays Capital Investment Grade CMBS BBB Index (2)	-49.53%	-11.27%	-7.41%

(1)	July 15, 2002
(2)	Formerly the Lehman Brothers Investment Grade CMBS BBB Index

Market Overview

For roughly a year, we’ve been of the belief that the days would soon come when leveraged commercial real estate debt investors would face the forced liquidation of their portfolios. Too many of these funds and entities were reliant upon forms of borrowing that were either unsustainable or rapidly becoming unavailable, such as the repurchase agreement or securitization markets. In anticipation of this and other trends, we intensified our cautious investment approach (e.g. relying heavily on fundamental analysis, investing defensively in older vintages and investing higher up in the capital structure) in order to attempt to mitigate downside risk. Nonetheless, in spite of our conviction that deleveraging was a probable outcome, we would not have thought that it would have occurred with the speed or magnitude that we have observed in October and November.

While there were isolated liquidations of commercial real estate debt assets throughout the year, the pace accelerated in October when bid-lists on three significant CMBS portfolios were circulated; the portfolios were sold to satisfy margin calls. These bid lists were presented to a market in which the only interest came from “fire sale” opportunists.

Unfortunately, the rate of liquidations by distressed sellers (and related “fire sale” pricing by buyers) grew in November, exacerbated by the Federal Reserve’s announcement that the acquisition of distressed assets was no longer a focus for TARP funds. Negative market sentiment also grew due to media coverage of early delinquencies on two recently issued CMBS deals (deals widely known to have a large composition of weaker loans, many of which had been kicked out of earlier CMBS deals by investors). Prices on recent vintage BBB and BB rated CMBS have now declined to the point that buyers are bidding the securities as low as five to ten cents on the dollar

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ANNUAL REPORT 2008  |  CLARION TOTAL RETURN FUND.

(compared to ten to twenty at the end of October) such that the payback period (the point at which cumulative coupon payments equal the acquisition value of the investment) is between 12 and 24 months. Importantly, it is not only forced sellers of BBB and BB securities that are capitulating. Sellers of all CMBS rating categories, including the most senior AAA CMBS classes (called “Super Senior” CMBS), are facing similar price pressure due to the limited demand relative to supply. In the month of November, we estimate that some Super Senior CMBS classes fell in value by more than 10% while some BBB CMBS were down by approximately 50% in value.

With the market-wide price pressure causing a mark-to-market decline in the value of the Fund’s positions, the nominal yield to maturity for the portfolio (as of October 31, 2008) has increased to 16.63% despite an average credit rating of AA. We still believe that the Fund offers strong value relative to other investment options, and that the structural credit enhancement of these securities, when coupled with fundamental credit analysis, offers investors strong downside protection along with upside potential.

If you have any questions regarding the Fund, please call me or Robert Kopchains at 212-883-2692.

Daniel Heflin
President

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PERFORMANCE OVERVIEW (unaudited)

Growth in Value of a $10,000 Investment in the Clarion Total Return Fund and the

Barclays Capital Aggregate Bond Index

(July 15, 2002 to October 31, 2008)

The Barclays Capital Aggregate Bond Index1 represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Unlike the returns of the Fund, the returns of the Barclays Capital Aggregate Bond Index1 do not include the adverse effects of shareholder transactions costs and fund operating expenses. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

(1)	Formerly the Lehman Brothers Aggregate Bond Index.

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FUND OVERVIEW (unaudited)

THE INVESTMENT ADVISER

ING Clarion Capital, LLC has nearly $5 billion in assets under management. ING Clarion Capital, LLC is an affiliate of ING Real Estate, the world’s largest real estate investment manager with $164 billion1 in real estate assets under management, including nearly $50 billion managed by ING Clarion - the U.S. arm of ING Real Estate. ING Clarion Capital, LLC has over 40 employees and has been investing for its institutional clients since 1996 with a focus on real estate related debt. Operating out of its headquarters in New York, ING Clarion Capital, LLC is dedicated to debt investments and benefits from its affiliate’s (ING Clarion) real estate resources, including over 475 employees in the U.S. and a research team comprised of 11 people.

FUND OBJECTIVE

The Clarion Total Return Fund (the “Fund”) seeks to outperform the Barclays Capital Aggregate Bond Index 2 by investing in a portfolio comprised primarily of investment grade fixed income securities.

INVESTMENT STRATEGY

The Fund is required to maintain an average credit rating of BBB- or higher at all times. At least 80% of the Fund’s investments must be rated investment grade. The Fund may not purchase an investment rated lower than B-. The Fund seeks (but is not required) to remain duration neutral relative to the benchmark, and it overweights sectors in which ING Clarion Capital, LLC identifies relative value. The Fund is currently over-weighted in commercial mortgage backed securities relative to the benchmark. Fundamental analysis combined with a bottom up selection process identifies investments with potential for capital appreciation based on credit upgrades and other factors.

PORTFOLIO OVERVIEW

October 31, 2008
Net Asset Value	$52.9 MM
Portfolio Positions	57
Nominal Yield to Maturity	16.6%
Average Rating	AA
Spread to U.S. Treasury	1420 bps
Weighted Average Life	4.6 years
Average Modified Duration	3.0 years
Portfolio Distribution*:
CMBS	75.1%
Corporates	6.0%
CDO	0.6%
ABS	1.0%
Other (includes Treasuries)	17.3%

*	Portfolio Distribution is based on market value.
[1]	ING Real Estate Assets Under Management is as of September 30, 2008.
[2]	Formerly the Lehman Brothers Aggregate Bond Index.

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ANNUAL REPORT 2008  |  CLARION TOTAL RETURN FUND.

PORTFOLIO HIGHLIGHTS (unaudited)

CLARION TOTAL RETURN FUND

(As of October 31, 2008)

PORTFOLIO DISTRIBUTION1

COLLATERAL DISTRIBUTION1

(1)	Based on market value

Source: ING Clarion Capital, LLC and Trepp, LLC

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FINANCIAL HIGHLIGHTS

CLARION TOTAL RETURN FUND

Per Share Operating Performance

For a Share Outstanding Throughout Each Year

	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Year	$8.92	$10.10	$10.09	$10.31	$10.08
Income From Investment Operations
Net Investment Income (1)	0.49	0.55	0.54	0.52	0.54
Net Realized and Unrealized Gain (Loss)	(3.66)	(1.17)	0.01	(0.14)	0.30

Total from Investment Operations	(3.17)	(0.62)	0.55	0.38	0.84

Distributions from:
Net Investment Income	(0.49)	(0.56)	(0.54)	(0.57)	(0.58)
Capital Gains	—	—	—	(0.03)	(0.03)

Total Distribution	(0.49)	(0.56)	(0.54)	(0.60)	(0.61)

Net Asset Value, End of Year	$5.26	$8.92	$10.10	$10.09	$10.31

Total Investment Return (2)	(36.87)%	(6.41)%	5.69%	3.74%	8.66%

Ratios and Supplemental Data
Net Assets, End of Year (in Thousands)	$52,923	$94,772	$164,403	$165,288	$141,450
Ratio of Expenses to Average Net Assets,	0.50%	0.48%	0.43%	0.42%	0.39%
Net of Fee Waiver/Reimbursement
Ratio of Expenses to Average Net Assets,	0.58%	0.48%	0.43%	0.42%	0.39%
Before Fee Waiver/Reimbursement
Ratio of Net Investment Income to Average	6.32%	5.61%	5.45%	5.05%	5.29%
Net Assets (3)
Portfolio Turnover Rate	102%	130%	68%	49%	78%

(1)	Calculated based upon average shares outstanding during the year.
(2)	Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during the year, and assumes dividends and distributions, if any, were reinvested at net asset value.
(3)	Ratio of Net Investment Income to Average Net Assets before Fee Waiver for the year ended October 31, 2008 is 6.24%.

See Notes to Financial Statements.

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PORTFOLIO HOLDINGS

CLARION TOTAL RETURN FUND

October 31, 2008

COMMERCIAL MORTGAGE-BACKED SECURITIES (89.16%)		Principal Amount	Value (a)
Credit Suisse Mortgage Capital Certificates	5.827% due 06/15/2038	$3,000,000	$2,308,671	(e),(h)
Bear Stearns Commercial Mortgage Securities	5.712% due 05/11/2017	3,000,000	2,296,524	(e),(h)
Morgan Stanley Capital I	5.447% due 02/12/2044	3,000,000	2,197,161	(e)
LB UBS Commercial Mortgage Trust	6.462% due 03/15/2031	2,000,000	1,866,218	(e)
Banc of America Commercial Mortgage Inc.	5.451% due 01/15/2049	2,500,000	1,849,175
LB UBS Commercial Mortgage Trust	5.532% due 03/15/2032	2,000,000	1,806,676	(e)
GE Capital Commercial Mortgage Corp.	6.554% due 12/10/2035	2,000,000	1,775,234	(e)
Banc Of America Commercial Mortgage Inc.	5.326% due 07/10/2045	2,000,000	1,663,544	(e),(h)
GS Mortgage Securities Corp. II	0.878% due 07/10/2039 (b)	90,397,424	1,625,436	(e),(g),(h)
LB UBS Commercial Mortgage Trust	5.424% due 02/15/2040	2,200,000	1,613,766	(e)
Wachovia Bank Commercial Mortgage Trust	5.760% due 10/15/2017 (b)	2,000,000	1,590,586	(e),(h)
Morgan Stanley Capital I	5.692% due 04/15/2049	2,150,000	1,586,988	(e)
Citigroup Commercial Mortgage Trust	5.889% due 06/10/2017	2,000,000	1,495,042	(e),(h)
Banc of America Commercial Mortgage Inc.	6.349% due 06/11/2035	1,450,000	1,291,582	(e)
GS Mortgage Securities Corp. II	4.845% due 10/10/2028 (b)	2,000,000	1,284,790	(e)
CS First Boston Mortgage Securities Corp.	6.000% due 07/15/2035 (b)	4,479,000	1,254,487	(d),(e)
J.P. Morgan Chase Commercial Mortgage Securities Corp.	5.458% due 01/12/2043	1,500,000	1,140,194	(e),(h)
J.P. Morgan Chase Commercial Mortgage Securities Corp.	5.395% due 01/15/2049	2,250,000	1,099,980	(e)
Wachovia Bank Commercial Mortgage Trust	4.932% due 04/15/2035 (b)	3,020,000	978,096	(e)
GE Capital Commercial Mortgage Corp.	5.334% due 11/10/2045	2,000,000	900,704	(e),(h)
J.P. Morgan Chase Commercial Mortgage Securities Corp.	1.144% due 01/15/2038 (b)	53,349,820	893,023	(e),(g),(h)
Wachovia Bank Commercial Mortgage Trust	5.232% due 07/15/2041 (b)	2,000,000	867,086	(e),(h)
J.P. Morgan Chase Commercial Mortgage Securities Corp.	6.261% due 08/15/2017	2,382,000	852,830	(e),(h)
J.P. Morgan Chase Commercial Mortgage Securities Corp.	5.024% due 01/15/2042 (b)	2,074,000	852,491	(e),(h)
Wachovia Bank Commercial Mortgage Trust	5.373% due 10/15/2035 (b)	3,500,000	825,906	(e),(h)
J.P. Morgan Chase Commercial Mortgage Securities Corp.	0.786% due 12/15/2014	43,336,178	809,303	(e),(g)
LB UBS Commercial Mortgage Trust	5.084% due 07/15/2037 (b)	3,618,000	730,358	(e),(h)
LB UBS Commercial Mortgage Trust	4.647% due 12/15/2036	1,000,000	726,906	(e)
CS First Boston Mortgage Securities Corp.	5.226% due 12/15/2036 (b)	3,000,000	688,611	(e),(h)
J.P. Morgan Chase Commercial Mortgage Securities Corp.	5.642% due 06/12/2041 (b)	2,000,000	664,378	(e)
CS First Boston Mortgage Securities Corp.	5.598% due 07/15/2036 (b)	2,000,000	655,396	(e),(h)
LB UBS Commercial Mortgage Trust	5.250% due 04/15/2037 (b)	1,120,000	650,536	(e)
GS Mortgage Securities Corp. II	5.579% due 12/20/2049 (b)	2,000,000	617,246	(e),(h)
CS First Boston Mortgage Securities Corp.	4.947% due 12/15/2040 (b)	4,500,000	615,591	(e)
BXG Receivables Note Trust	4.445% due 07/01/2019 (b)	719,969	590,374	(e)
Banc of America Commercial Mortgage Inc.	0.607% due 02/10/2051(b)	36,032,942	581,355	(e),(g)
J.P. Morgan Chase Commercial Mortgage Securities Corp.	5.581% due 05/15/2045 (b)	2,000,000	512,282	(e),(h)
GE Capital Commercial Mortgage Corp.	5.792% due 12/10/2049 (b)	3,000,000	449,007	(e),(h)
Bear Stearns Commercial Mortgage Securities	5.300% due 10/12/2042	1,000,000	444,833	(e),(h)
PNC Mortgage Acceptance Corp.	7.100% due 12/10/2032 (b)	500,000	437,445
Credit Suisse Mortgage Capital Certificates	5.192% due 01/15/2049 (b)	4,000,000	365,604	(e)

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ANNUAL REPORT 2008  |  CLARION TOTAL RETURN FUND.

PORTFOLIO HOLDINGS

CLARION TOTAL RETURN FUND

October 31, 2008

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)		Principal Amount	Value (a)
Wachovia Bank Commercial Mortgage Trust	5.292% due 04/15/2042 (b)	$1,000,000	$298,225	(e),(h)
GE Capital Commercial Mortgage Corp.	5.371% due 06/10/2048 (b)	1,000,000	260,696	(e),(h)
Ansonia CDO Ltd.	3.890% due 10/25/2056 (b)	2,500,000	250,750	(d),(e),(i)
J.P. Morgan Chase Commercial Mortgage Securities Corp.	5.456% due 01/12/2039 (b)	1,000,000	239,080	(e)
GS Mortgage Securities Corp. II	5.232% due 04/10/2038 (b)	2,500,000	236,337	(e)
Wachovia Bank Commercial Mortgage Trust	5.777% due 04/15/2047 (b)	2,000,000	236,102	(e),(h)
J.P. Morgan Chase Commercial Mortgage Securities Corp.	5.619% due 07/15/2041 (b)	500,000	111,740	(e),(h)
Ansonia CDO Ltd.	7.149% due 07/28/2046 (b)	1,000,000	100,100	(d),(e),(i)
Total Commercial Mortgage-Backed Securities (Cost $93,610,824)			$47,188,445

CORPORATE BONDS (7.01%)
Prologis Trust	7.810% due 02/01/2015	$1,500,000	$972,809	(e)
AMB Property LP	5.900% due 08/15/2013	1,000,000	729,435	(e)
Duke Realty LP	5.625% due 08/15/2011	914,000	712,883	(e)
Federal Realty Investment Trust	5.400% due 12/01/2013	750,000	525,046	(e)
AMB Property LP	8.000% due 11/01/2010	500,000	464,111	(e)
Simon Property Group LP	7.375% due 06/15/2018	425,000	307,940	(e)
Total Corporate Bonds (Cost $5,279,109)			$3,712,224

UNITED STATES GOVERNMENT OBLIGATION (1.53%)
US Treasury Bond	2.000% due 09/30/2010	$800,000	$807,500
Total United States Government Obligation (Cost $806,840)			$807,500

MONEY MARKET FUND (18.66%) (f)
Dreyfus Treasury Prime Cash Management Money Market Fund, 0.63%		$9,873,905	$9,873,905
Total Money Market Fund (Cost $9,873,905)			$9,873,905

TOTAL SECURITIES (116.36%) (Cost $109,570,678) (c)			61,582,074
OTHER LIABILITIES, NET OF ASSETS (16.36%)			(8,659,350)
NET ASSETS (100.00%)			$52,922,724

(a)	See Notes to Financial Statements.
(b)	144A Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities at October 31, 2008 was $19,463,114 or 36.78% of net assets.
(c)	The cost for federal income tax purposes was $109,577,143. At October 31, 2008 net unrealized depreciation for all securities based on tax cost was $47,995,069. This consisted of aggregate gross unrealized appreciation for all securities of $1,772 and aggregate gross unrealized depreciation for all securities of $47,996,841.
(d)	Illiquid security. At October 31, 2008, illiquid securities in aggregate had a value of $1,605,337 which represented 3.03% of the Fund’s net assets.
(e)	Fair valued security. At October 31, 2008, fair valued securities represented 91.86% of the Fund’s net assets. The value of such securities was determined by management primarily by using a pricing tool which incorporates factors such as dealer bids and market transactions in comparable securities, based on credit rating and the vintage year of securities. See Note B1.
(f)	Rate shown reflects yield at October 31, 2008.
(g)	Interest-only security. At October 31, 2008 interest-only securities in aggregate had a value of $3,909,117 which represented 7.39% of the Fund’s net assets. See Note K, which explains risk factors associated with the Fund.
(h)	Variable rate security.
(i)	CDO security. At October 31, 2008 collateralized debt obligations in aggregate had a value of $350,850 which represented 0.66% of the Fund’s net assets. See Note K, which explains risk factors associated with the Fund.

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ANNUAL REPORT 2008  |  CLARION TOTAL RETURN FUND.

SUMMARY OF RATINGS (unaudited)

CLARION TOTAL RETURN FUND

October 31, 2008

	Portfolio Distribution by Rating
Issuer	AAA	AA+ to AA-	A+ to A-	BBB+ to BBB-	BB+ to BB-	B+ to B-	CCC+ to D-	Total
Commercial Mortgage-Backed Securities
Ansonia CDO Ltd.	—	0.47	—	—	0.19	—	—	0.66
Banc of America Commercial Mortgage, Inc.	10.17	—	—	—	—	—	—	10.17
Bear Stearns Commercial Mortgage Securities	4.34	0.84	—	—	—	—	—	5.18
BXG Receivables Note Trust	1.12	—	—	—	—	—	—	1.12
Citigroup Commercial Mortgage Trust	2.82	—	—	—	—	—	—	2.82
Credit Suisse Mortgage Capital Certificates	4.36	—	—	—	0.69	—	—	5.05
CS First Boston Mortgage Securities Corp.	—	—	—	2.54	3.53	—	—	6.07
GE Capital Commercial Mortgage Corp.	3.35	1.70	—	1.34	—	—	—	6.39
GS Mortgage Securities Corp. II	4.24	—	2.43	—	0.45	—	—	7.12
J.P. Morgan Chase Commercial Mortgage Securities Corp.	7.45	1.61	2.58	1.92	—	—	—	13.56
LB UBS Commercial Mortgage Trust	11.36	—	1.23	—	1.38	—	—	13.97
Morgan Stanley Capital I	7.15	—	—	—	—	—	—	7.15
PNC Mortgage Acceptance Corp	—	—	—	0.83	—	—	—	0.83
Wachovia Bank Commercial Mortgage Trust	—	—	4.65	2.86	1.56	—	—	9.07
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES	56.36	4.62	10.89	9.49	7.80	—	—	89.16
TOTAL CORPORATE BONDS	—	—	0.58	6.43	—	—	—	7.01
TOTAL U.S. GOVERNMENT OBLIGATION	1.53	—	—	—	—	—	—	1.53
TOTAL MONEY MARKET FUND	18.66	—	—	—	—	—	—	18.66
TOTAL SECURITIES	76.55	4.62	11.47	15.92	7.80	—	—	116.36	(a)

(a)	Calculated as a percentage of Net Assets.

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ANNUAL REPORT 2008  |  CLARION TOTAL RETURN FUND.

FINANCIAL STATEMENTS

CLARION TOTAL RETURN FUND

Statement of Assets and Liabilities

October 31, 2008

Assets
Investment in Securities, at Fair Value (Cost $109,570,678)	$61,582,074
Receivable for Securities Sold	20,055,218
Interest Receivable	761,416
Due from Advisor - Note C	17,154
Other Assets	2,074

Total Assets	82,417,936

Liabilities
Redemptions Payable	20,000,000
Payable for Securities Purchased	9,363,909
Accrued Audit Fees	46,911
Accrued Legal Fees	42,876
Accrued Administrative Fees - Note D	21,595
Accrued Custodian Fees - Note D	4,483
Other Accrued Expenses	15,438

Total Liabilities	29,495,212

Net Assets	$52,922,724

Net Assets Consist of:
Beneficial Interest Shares	$116,924,641
Accumulated Undistributed Net Investment Income	145,916
Accumulated Net Realized Loss	(16,159,229)
Net Unrealized Depreciation of Investments	(47,988,604)

Net Assets	$52,922,724

Net Assets	$52,922,724
Shares of Beneficial Interest
Shares Issued and Outstanding (Unlimited Number Authorized, No Par Value)	10,065,057
Net Asset value Per Share	$5.26

See Notes to Financial Statements.

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ANNUAL REPORT 2008  |  CLARION TOTAL RETURN FUND.

FINANCIAL STATEMENTS

CLARION TOTAL RETURN FUND

Statement Of Operations

For the Year Ended October 31, 2008

Investment Income
Interest	$6,641,993

Expenses
Investment Advisory Fees - Note C	243,516
Legal Fees	108,754
Administrative Fees - Note D	75,934
Audit Fees	49,110
Trustees’ Fees	21,100
Transfer Agent Fees - Note E	17,638
Custodian Fees - Note D	13,806
Insurance	12,675
Pricing Vendor Fees	11,968
Other	7,261

Total Expenses	561,762
Waiver of Investment Advisory Fees - Note C	(74,729)

Net Expenses	487,033

Net Investment Income	6,154,960

Realized and Unrealized Loss on Investments and Swaps
Net Realized Loss on:
Investments	(10,215,102)
Swaps	(1,223,791)

Net Realized Loss on Investments and Swaps	(11,438,893)

Net Change in Unrealized Depreciation on:
Investments	(36,354,662)
Swaps	(210,839)

Net Change in Unrealized Depreciation on Investments and Swaps	(36,565,501)

Net Loss on Investments and Swaps	(48,004,394)

Net Decrease in Net Assets Resulting from Operations	$(41,849,434)

See Notes to Financial Statements.

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ANNUAL REPORT 2008  |  CLARION TOTAL RETURN FUND.

FINANCIAL STATEMENTS

CLARION TOTAL RETURN FUND

Statements of Changes in Net Assets

	Year Ended October 31, 2008	Year Ended October 31, 2007
Decrease in Net Assets from Operations:
Net Investment Income	$6,154,960	$8,320,862
Net Realized Loss on Investments and Swaps	(11,438,893)	(3,095,905)
Net Change in Unrealized Depreciation on Investments and Swaps	(36,565,501)	(12,516,582)

Net Decrease in Net Assets Resulting from Operations	(41,849,434)	(7,291,625)

Distributions from:
Net Investment Income	(6,370,530)	(8,380,581)

From Beneficial Interest Transactions:
Proceeds from Shares Issued	20,000,000	26,004,000
Proceeds from Reinvestment of Cash Distributions	6,370,530	8,380,581
Cost of Shares Repurchased	(20,000,000)	(88,342,916)

Net Increase (Decrease) from Transactions in Shares of Beneficial Interest	6,370,530	(53,958,335)

Net Decrease in Net Assets	(41,849,434)	(69,630,541)
Net Assets:
Beginning of Year	94,772,158	164,402,699

End of Year (including undistributed net investment income of $145,916 in 2008 and $458,686 in 2007, respectively)	$52,922,724	$94,772,158

Shares Issued and Redeemed:
Shares Issued	2,348,217	2,716,155
Reinvestment of Cash Distributions	896,289	859,100
Shares Redeemed	(3,803,656)	(9,235,736)

Net Decrease in Shares of Beneficial Interest	(559,150)	(5,660,481)

See Notes to Financial Statements.

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ANNUAL REPORT 2008  |  CLARION TOTAL RETURN FUND.

FINANCIAL STATEMENTS

CLARION TOTAL RETURN FUND

Statement of Cash Flows

For the Year Ended October 31, 2008

Cash Flows from Operating Activities:
Net Decrease in Net Assets Resulting from Operations	$(41,849,434)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to Net Cash Used in Operating Activities:
Cost of Securities Purchased	(110,810,326)
Proceeds from Sale of Securities	96,081,600
Adjustment to Cost of Interest Only Securities	778,912
Net Amortization of Premium and Accretion of Discount	103,404
Net Change in Unrealized Depreciation on Investments	36,354,662
Net Realized Loss on Investments	10,215,102
Net Paydown Loss on Securities	78,136
Net Change in Operating Assets and Liabilities:
Increase in Receivable for Securities Sold	(20,055,218)
Increase in Interest Receivable	(47,656)
Increase in Due from Advisor	(17,154)
Increase on Other Assets	(2,074)
Increase in Payable for Securities Purchased	9,363,909
Decrease in Due to Broker	(324,423)
Decrease in Accrued Legal Fees	(19,124)
Increase in Accrued Audit Fees	4,260
Decrease in Accrued Administrative Fees	(2,713)
Decrease in Unrealized Gain on Swaps	210,839
Increase in Accrued Custodian Fees	1,146
Decrease in Accrued Advisory Fee	(61,202)
Decrease in Other Accrued Expenses	(2,646)

Net Cash Used in Operating Activities	(20,000,000)

Cash Flows from Financing Activities:*
Cash Subscriptions Received	20,000,000

Net Cash Provided by Financing Activities	20,000,000

Net Increase in Cash	—

Cash at Beginning of Year	—

Cash at End of Year	—

*	Non-cash financing activities not included herein consist of reinvestment of distributions of $6,370,530.

See Notes to Financial Statements.

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ANNUAL REPORT 2008  |  CLARION TOTAL RETURN FUND.

NOTES TO FINANCIAL STATEMENTS

CLARION TOTAL RETURN FUND

October 31, 2008

A.	Organization: Clarion Total Return Fund (the “Fund”) was formed on June 27, 2002 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund is a series of Clarion Investment Trust, a business trust organized under the laws of Delaware. The investment objective of the Fund is to outperform the Barclays Capital Aggregate Bond Index.

The Fund’s shares of beneficial interest are not registered under the Securities Act of 1933.

B.	Summary of Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.	Security Valuation: Fixed income securities’ valuations are based on information from one or more of the following sources: quotations from dealers, third party pricing services, market transactions in comparable securities and various relationships between security values and yield to maturity. The value of securities for which market quotations are not readily available are determined in good faith at fair value using methods approved by the Board of Trustees. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, which approximates fair value.

The fair value of certain CMBS securities are determined through the use of a pricing tool that uses as its basis, observable market data such as dealer bids and market transactions in comparable securities. The pricing tool incorporates relationships between vintage and rating for generic securities. These relationships are then used to formulate a basis of fair value for other securities with similar characteristics. Observable market data that is available provides the basis for certain points in the pricing tool while interpolation methods are used to determine price points for ratings and vintages for which observable market data is not available.

2.	Federal Income Taxes: The Fund is a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund’s policy to comply with the requirements of Subchapter M and distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more likely-than-not” threshold would be recorded as a tax expense in the current year.

The adoption of FIN 48 had no impact on the operations of the Fund for the period ended October 31, 2008. Management has analyzed the Fund’s tax positions for all open tax years and has concluded that as of October 31, 2008, no provision for income tax would be required in the financial statements. The Fund’s Federal income and excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service. The Fund does not have any state-sourced income and is not subject to income tax in any states.

As of and during the period ended October 31, 2008, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

3.

Repurchase Agreements: The Fund may purchase securities or other obligations from a bank or securities dealer, subject to the seller’s agreement to repurchase them at an agreed upon date (or on demand) and price. In connection with transactions involving repurchase agreements, the Fund’s custodian takes

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ANNUAL REPORT 2008  |  CLARION TOTAL RETURN FUND.

NOTES TO FINANCIAL STATEMENTS

CLARION TOTAL RETURN FUND

B.	Summary of Significant Accounting Policies (continued):

3.	Repurchase Agreements (continued):

possession of the underlying collateral, the value of which exceeds the principal amount of the repurchase agreement, including accrued interest. To the extent that any repurchase agreement exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. There were no repurchase agreements outstanding at October 31, 2008.

4.	Interest Rate Swap Contracts: The Fund may enter into swap contracts. An interest rate swap contract is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Swap contracts typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund in accordance with the terms of the contract. Changes in the value of swap contracts, including accrued periodic net interest, are recorded as unrealized gains or losses on the Statement of Operations.

Periodic cash settlements received or made by the Fund on interest rate swaps are recorded in the accompanying Statements of Operations as realized gains or losses, respectively.

Entering into a swap contract involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported in the financial statements. Notional principal amounts are used to express the extent of involvement in the transactions, but are not delivered under the contracts. Accordingly, credit risk is limited to any amounts receivable from the counterparty. The Fund bears the market risk arising from any change in interest rates. There were no swap contracts outstanding at October 31, 2008.

5.	Distributions to Shareholders: The Fund distributes substantially all of its net investment income monthly. Any net realized capital gains are distributed annually. All distributions are recorded on the ex-dividend date. Under the Fund’s Automatic Dividend Reinvestment Plan, all dividends and capital gain distributions are automatically reinvested in additional shares at net asset value. Shareholders who do not elect to participate in such Plan will receive their dividends and distributions in cash.

The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

6.	Restricted Securities: The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. As of October 31, 2008, the Fund held $19,463,114 of restricted securities.

7.	Secured Borrowings and Collateral: The Fund may hold pledged collateral in the form of U.S. Treasury bills as a result of any interest rate swaps that the Fund may enter into. The Fund’s custodian holds this collateral and it is accounted for in the Statement of Assets and Liabilities within investments. The Fund has the right to either re-pledge or sell this collateral as determined by the contractual agreements between parties. As of October 31, 2008, the Fund did not hold any collateral.

8.	Security Transactions and Investment Income: Security transactions are accounted for on the trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and identified cost of the investments.

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ANNUAL REPORT 2008  |  CLARION TOTAL RETURN FUND.

NOTES TO FINANCIAL STATEMENTS

CLARION TOTAL RETURN FUND

C.	Advisory Services: ING Clarion Capital, LLC (the “Adviser”) is the investment adviser of the Fund. The Investment Advisory Agreement provides that the Fund shall pay a fee to the Adviser quarterly for its services at the annual rate of 0.25% of the Fund’s average daily net assets. To limit the expenses of the Fund during its early years of operation, the Adviser had contractually agreed to a fee cap and expense reimbursement, which the Adviser may recover in later years. The waiver agreement expired on September 30, 2008. Any out-of-pocket due diligence and other expenses incurred by the Adviser in directly managing the Fund’s investments (which may include, but will not be limited to legal, appraisal, environmental and site visit expenses) will not be included as fund operating expenses for purposes of calculating the amount to be waived out of Advisory Fees. Accrued Advisory Fees at October 31, 2008 was $57,575. For the year ended October 31, 2008, the Adviser waived fees of $74,729 of which $17,154 is due from the Adviser to the Fund as of year end.

D.	Administration and Custodian Services: The Bank of New York Mellon Corporation serves as the Fund’s Administrator and Custodian pursuant to separate administration and accounting and custody agreements.

E.	Transfer Agent: Unified Fund Services, Inc. serves as the Fund’s Transfer Agent pursuant to a mutual fund services agreement.

F.	Purchases and Sales: For the year ended October 31, 2008, the Fund made purchases of $53,198,919 and sales of $39,308,558 of investment securities other than long-term U.S. Government and short-term securities. There were purchases of $47,525,342 and sales of $54,387,453 long-term U.S. Government securities during the year.

G.	Income Taxes: At October 31, 2008, the tax basis accumulated earnings were as follows:

Undistributed ordinary income	$145,916

Accumulated net realized loss*	(16,152,766)

Net unrealized depreciation	(47,995,069)

*	The accumulated net realized loss carryforwards may be used to offset future gains and will expire as follows if not utilized:

Losses expiring on 10/31/2014:	$(1,362,030)
Losses expiring on 10/31/2015:	(3,134,533)
Losses expiring on 10/31/2016:	(11,656,203)

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2008 and October 31, 2007, were as follows:

	2008	2007
Ordinary income	$6,370,530	$8,380,581
Long-term capital gain	0	0
Return of capital	0	0

	$6,370,530	$8,380,581

During the period ended October 31, 2008, as a result of permanent book to tax differences primarily due to treatment of paydowns and swaps for tax purposes, the Fund decreased accumulated undistributed net investment income by $97,200 and increased accumulated net realized loss by $97,200.

H.	Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The Fund does not anticipate recognizing any loss relating to these arrangements.

I.	Other: At October 31, 2008, 99.99% of total shares outstanding were held by one record shareholder.

J.	Accounting Pronouncements:

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007. As of October 31, 2008, the Adviser does not

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ANNUAL REPORT 2008  |  CLARION TOTAL RETURN FUND.

NOTES TO FINANCIAL STATEMENTS

CLARION TOTAL RETURN FUND

J.	Accounting Pronouncements (continued):

believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the impact that FAS 161 will have on the Fund’s financial statements.

K.	Risk Factors: The Fund is subject to market and other risk factors, including, but not limited to the following:

1.	Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to such security, such as real or perceived adverse economic conditions, changes in interest rates or adverse investor sentiment generally.

2.	Market Illiquidity: The Fund may invest in securities that lack an established secondary trading market or are otherwise considered illiquid. In addition, securities that were liquid when purchased by the Fund may become illiquid due to market or other conditions. Liquidity of a security refers to the ability to readily dispose of securities and the price to be obtained, and does not relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments and at times there may be no market at all. Mezzanine and subordinate CMBS may be less marketable or in some instances illiquid because of the absence of registration under the U.S. federal securities laws, contractual restrictions on transfer, the small size of the market and the small size of the issue (relative to the issues of comparable interests). Certain securities that the Fund will acquire will include interests that have not been registered under the Securities Act or other applicable relevant securities laws, resulting in a prohibition against transfer, sale, pledge or other disposition of such securities except in a transaction that is exempt from the registration requirements of, or otherwise in accordance with, those laws. Thus, these restrictions may limit the ability of the Fund to transfer, sell, pledge or otherwise dispose of certain investments in response to changes in economic and other conditions.

3.	Credit Risk: Investments may be deemed by nationally recognized rating agencies to have substantial vulnerability to default in payment of interest and/or principal. Some investments may have low quality ratings or be unrated. Lower rated and unrated investments have major risk exposure to adverse conditions and are considered to be predominantly speculative. Generally, such investments offer a higher return potential than higher rated investments, but involve greater volatility of price and greater risk of loss of income and principal.

In general, the ratings of nationally recognized rating organizations represent the opinions of these agencies as to the quality of the securities they rate. Such ratings, however, are relative and subjective; they are not absolute standards of quality and do not evaluate the market value risk of the relevant securities. It is also possible that a rating agency might not change its rating of a particular issue on a timely basis to reflect subsequent events. The Adviser may use these ratings as initial criteria for the selection of portfolio assets for the Fund but is not required to utilize them.

4.

Interest Rate and Spread Risk: The market values of the Fund’s assets will generally fluctuate inversely with changes in prevailing interest rates and spreads and directly with the perceived credit quality of such assets. Interest rates are highly sensitive to many factors, including governmental, monetary, fiscal and tax policies, domestic and international economic and political considerations, and other factors beyond the control or anticipation of the Fund. Interest rate fluctuations can adversely affect the Fund’s income in many ways and present a variety of risks, including the risk of increased prepayments. In addition, securities with longer durations, such as subordinate securities, tend to be more sensitive to changes in

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ANNUAL REPORT 2008  |  CLARION TOTAL RETURN FUND.

NOTES TO FINANCIAL STATEMENTS

CLARION TOTAL RETURN FUND

K.	Risk Factors (continued):

4.	Interest Rate and Spread Risk (continued):

interest rates and spreads, usually making them more volatile than securities with shorter durations. To the extent the various hedging techniques and active portfolio management employed by the Fund do not offset these changes, the net asset value of the Fund will also fluctuate in relation to these changes. The various investment techniques employed by the Fund and the different characteristics of particular securities in which the Fund may invest make it very difficult to predict precisely the impact of interest rate and credit quality changes on the net asset value of the Fund.

All of the risk factors associated with the Fund and its investments can be found in the Fund’s registration statement.

L.	Subsequent Events: On December 1, 2008 the Fund paid a redemption of $5,000,000 to the largest shareholder who held 99.99% of the total shares outstanding.

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ANNUAL REPORT 2008  |  CLARION TOTAL RETURN FUND.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CLARION TOTAL RETURN FUND

To the Board of Trustees and Shareholders of Clarion Total Return Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio holdings, of Clarion Total Return Fund (the “Fund”) as of October 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clarion Total Return Fund at October 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 24, 2008

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ANNUAL REPORT 2008  |  CLARION TOTAL RETURN FUND.

FUND EXPENSES (unaudited)

CLARION TOTAL RETURN FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/08	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Clarion Total Return Fund
Actual	$1,000.00	$738.65	0.50%	$2.19
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	0.50%	$2.54

*	Expenses are calculated using the annualized expense ratio for the Fund, which represents the ongoing expenses as a percentage of net assets for the six-months ended 10/31/08. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one-year data in the financial highlights.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (212) 883-2730 or on the Securities & Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (212) 883-2730 or by accessing the Fund’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Fund will file its complete schedule of portfolio holdings with the Securities & Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

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ANNUAL REPORT 2008  |  CLARION TOTAL RETURN FUND.

OFFICERS AND TRUSTEES (unaudited)

Unless otherwise noted, the address of all Trustees is c/o Clarion Total Return Fund, 230 Park Avenue, New York, NY 10169. Each Trustee serves until their retirement, resignation, death or removal.

Independent Trustees*

Name	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
S. Leland Dill	Trustee	Trustee since May 2006 (with prior service as an Advisory Director from November 2005 to May 2006)	Advisory Board Member, Hedgeforum, Citicorp Hedge Fund Portfolios	3	Clarion Value Fund Master, LLC; Clarion Value Fund, Inc.

James Webb	Trustee	Trustee since May 2006 (with prior service as an Advisory Director from November 2005 to May 2006)	Independent consultant to hedge funds who is currently engaged as the CFO of FrontPoint Partners, LLC; formerly, Founder principal of GlobeOp Financial Services, LLC	3	Clarion Value Fund Master, LLC; Clarion Value Fund, Inc.; Rubicon Master Fund; Rubicon Quantitative Strategies Master Fund; GSA Capital International Master Fund, Ltd.; GSA Capital Macro Master Fund Ltd.; GSA Capital GMN Master Fund Limited

Mark B. Taylor	Trustee	Trustee since June 2008	Formerly, Principal, Renaissance Technologies, LLC	3	Clarion Value Fund Master, LLC; Clarion Value Fund, Inc.

*	Not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Interested Trustees

Name	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel Heflin	President, CEO and Trustee	Trustee since July 1997	President and CEO, ING Clarion Capital, LLC	3	Clarion Value Fund Master, LLC; Clarion Value Fund, Inc.; ING Clarion Capital, LLC

Additional information about the Trustees is available in the Fund’s Statement of Additional Information dated February 29, 2008, which is available from the Fund at no charge by calling Jerry Chang at (212) 883-2730.

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ANNUAL REPORT 2008  |  CLARION TOTAL RETURN FUND.

OFFICERS AND TRUSTEES (unaudited) (continued)

Officers

Name	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years
Daniel Heflin	President, CEO and Trustee	President and CEO, ING Clarion Capital, LLC

Stephen Baines	Vice President	Chief Investment Officer, ING Clarion Capital, LLC

Jerry Chang	Chief Compliance Officer	Chief Financial Officer, ING Clarion Capital, LLC; formerly, Vice President, Strategic Value Partners, LLC

Joanne M. Vitale	Vice President	Director, ING Clarion Partners, LLC; formerly, Senior Vice President, ING Clarion Partners, LLC; Vice President, ING Clarion Partners, LLC

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ANNUAL REPORT 2008  |  CLARION TOTAL RETURN FUND.

CONTACT INFORMATION

Investment Adviser

ING Clarion Capital, LLC

230 Park Avenue

New York, NY 10169

Investor Relations

Robert Kopchains

230 Park Avenue

New York, NY 10169

Phone: (212) 883-2692

Administrator

The Bank of New York Mellon Corporation

101 Barclay Street

New York, NY 10286

Custodian

The Bank of New York Mellon Corporation

100 Colonial Center Parkway

Lake Mary, FL 32746

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ANNUAL REPORT 2008  |  CLARION TOTAL RETURN FUND.

ING REAL ESTATE GLOBAL NETWORK

AUSTRALIA

BELGIUM

CANADA

CHINA

CZECH REPUBLIC

FRANCE

GERMANY

HUNGARY

ITALY

JAPAN

POLAND

ROMANIA

SINGAPORE

SOUTH KOREA

SPAIN

SWEDEN

TAIWAN

THAILAND

THE NETHERLANDS

UK

USA

ING Clarion

230 Park Avenue 12th Floor, New York, NY 10169

T: 212.883.2500 F: 212.883.2700

WWW.INGCLARION.COM

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s President and Chief Financial Officer.

(b)	Not applicable.

(c)	The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e)	Not applicable.

(f)	(1) The registrant’s Code of Ethics is attached hereto as exhibit 12(a)(1).

(2) N/A

(3) N/A

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees (“Board”) has determined that the registrant has at least one Audit Committee Financial Expert (“ACFE”) serving on the registrant’s Audit Committee. The Board determined that Leland Dill qualifies as ACFE and is “independent” (as each item defined in Item 3 of Form N-CSR).

A person who is determined to be an ACFE will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an ACFE pursuant to this Item. The designation or identification of a person as an ACFE pursuant to this Item does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and Board in the absence of such designation or identification. The designation or identification of a person as an ACFE pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board.

Item 4.	Principal Accountant Fees and Services.

(a). Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2008: $39,800

2007: $37,500

(b). Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item are as follows:

2008: $0

2007: $0

(c). Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

2008: $10,000

2007: $7,350

(d). All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

2008: $0

2007: $0

(e) Audit Committee Pre-Approval Policies and Procedures.

(i) Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the registrant.

(ii) 100% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was zero.

(g) The aggregate non-audit fees billed by the Principal’s accountant for services rendered to the registrant, the registrant’s adviser or any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) that directly impacted the registrant for the period from November 1, 2007 to October 31, 2008 were $0.

(h) There were no non-audit services rendered by the principal accountant to the registrant’s investment adviser or entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

(a)	The Clarion Investment Trust has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, which consists of one independent trustee. The sole audit committee member is Leland Dill.

(b)	Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant’s most recent disclosure in response to the requirements of Item 7(d)(ii)(G) of Schedule 14A or this Item.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(d) under the 1940 Act), as of a date within 90 days of the filing date of the report, the President (principal executive officer) and the Chief Financial Officer (principal financial officer) of the registrant, concluded that they were not aware of any material deficiencies in the design or operation of the registrant’s disclosure controls and procedures and that these controls and procedures are effective.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) over the fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics.

(a)(2) Certifications of the registrant’s President and Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (“SOX”) are attached as Exhibit 99.CERT.

(b) Certifications of the registrant’s President and Chief Financial Officer pursuant to Section 906 of SOX are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Clarion Investment Trust

By:	/s/ Daniel Heflin
Name:	Daniel Heflin
Title:	President and Chief Executive Officer
Date:	January 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel Heflin
Name:	Daniel Heflin
Title:	President and Chief Executive Officer
Date:	January 9, 2009

By:	/s/ Jerry Chang
Name:	Jerry Chang
Title:	Chief Financial Officer
Date:	January 9, 2009